UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 11, 2026

SLM CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-13251		52-2013874
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

300 Continental Drive	Newark,	Delaware	19713
(Address of principal executive offices)			(Zip Code)

Registrant's telephone number, including area code: (302) 451-0200
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $.20 per share	SLM	The NASDAQ Global Select Market
Floating Rate Non-Cumulative Preferred Stock, Series B, par value $.20 per share	SLMBP	The NASDAQ Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 7.01    REGULATION FD DISCLOSURE.
As previously announced, Jon Witter, Chief Executive Officer of SLM Corporation (the "Company"), will be speaking at the 2026 RBC Capital Markets Global Financial Institutions Conference this afternoon, Wednesday, March 11, at 4:40 p.m. ET (the “RBC Conference”). As part of his remarks, Mr. Witter is announcing that the Company’s wholly owned subsidiary, Sallie Mae Bank, has reached indicative terms for the potential sale of a portfolio of approximately $2 billion in private education loans, which is expected to close in the first quarter of 2026 (the “Potential Loan Sale”). The Potential Loan Sale remains subject to, among other things, negotiation and execution of definitive documentation, satisfaction of customary closing conditions, and receipt of any required approvals.
A live audio webcast and replay of Mr. Witter’s remarks at the RBC Conference will be available at SallieMae.com/investors.
The information in this Item 7.01 is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. Furthermore, such information shall not be deemed incorporated by reference into any of the Company’s registration statements, reports, or other filings with the Securities and Exchange Commission, except as expressly set forth by specific reference in such registration statement, report, or other filing.
Forward Looking Statements Safe Harbor
This document, and the statements of Mr. Witter during the RBC Conference, may include forward-looking statements within the meaning of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be identified by words such as “may,” “will,” “expect,” “intend,” “anticipate,” “believe,” “estimate,” “plan,” “project,” “could,” “should,” “would,” “continue,” “seek,” “target,” “guidance,” “outlook,” “if current trends continue,” “optimistic,” “forecast”, “medium term,” “long term,” and other similar words. Such statements can include, but are not limited to, statements about the plans, objectives, expectations, intentions, estimates and strategies for the future, and other statements that are not historical facts of or about the Company, Sallie Mae Bank, and/or either of their direct or indirect subsidiaries. These forward-looking statements are based on the Company’s current objectives, beliefs and expectations, and they are subject to significant risks and uncertainties that may cause actual results and financial position and timing of certain events to differ materially from the information in the forward-looking statements. These risks and uncertainties include, among others, those set forth in Item 1A. “Risk Factors” and elsewhere in the Company’s most recently filed Annual Report on Form 10-K, and other risks and uncertainties listed from time to time in the Company’s other filings with the Securities and Exchange Commission. Additionally, there may be other factors of which the Company is not currently aware that may affect matters discussed in the forward-looking statements and may also cause actual results to differ materially from those discussed. The Company does not assume any obligation to publicly update, revise, or supplement any forward-looking statement to reflect actual results, changes in assumptions or changes in other factors affecting these forward-looking statements that occur after the date such statements were made or presented. Any forward-looking statements speak only as of the date made. In light of these risks, uncertainties, and assumptions, you should not put undue reliance on any forward-looking statements discussed herein. There can be no assurance that the Potential Loan Sale will be consummated on the terms currently contemplated, or at all.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SLM CORPORATION
Date: March 11, 2026	By:	/s/ PETER M. GRAHAM
Peter M. Graham
Executive Vice President and Chief Financial Officer